EXHIBIT 24

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 11, 2003	/s/ Mary L. Ursul
(signature)

Mary L. Ursul
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 18, 2003	/s/ Charlene M. Snow
(signature)

Charlene M. Snow
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 19, 2003	/s/ David W. Crooks
(signature)

David W. Crooks
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 24, 2003	/s/ Thomas J. Ryan
(signature)

Thomas J. Ryan
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 28, 2003	/s/ Tracy T. Larsen
(signature)

Tracy T. Larsen
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: , 2003
(signature)

Craig A. Anderson
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 18, 2003	/s/ Joseph A. Fink
(signature)

Joseph A. Fink
(please type or print name)

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Professionals Direct, Inc. on Form 10-KSB for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 13, 2003	/s/ Julius A. Otten
(signature)

Julius A. Otten
(please type or print name)